Trade and other receivables	12 Months Ended
Dec. 31, 2021
Trade and other receivables [abstract]
Trade and other receivables

17 Trade and Other Receivables

	2021 £m	2020 £m

Trade receivables	2,998	2,763

Loans and other receivables	755	696

Prepayments and accrued income	408	504

	4,161	3,963

Current	3,951	3,721

Non-current	210	242

	4,161	3,963
The majority of receivables are held in order to collect contractual cash flows, in accordance with the Group’s business model for managing financial assets, and hence are measured at amortised cost. In certain countries, however, the Group has entered into factoring arrangements and periodically sells certain trade receivables to banks and other financial institutions, without recourse, for cash. These trade receivables have been derecognised from the statement of financial position to reflect the transfer by the Group of substantially all of the risks and rewards of the receivables, including credit risk. Consequently, the cash inflows have been recognised within operating cash flows. Typically in these arrangements, the Group also acts as a collection agent for the bank. At 31 December 2021, the value of trade receivables derecognised through the factoring arrangements where the Group acts as a collection agent was £562 million (2020: £600 million) and where the Group does not act as a collection agent was £8 million (2020: £25 million). Included in trade receivables above is £110 million (2020: £205 million) of trade debtor balances which were available for factoring under these arrangements. In addition, the Group participates in certain supply chain finance programmes utilised by our customers allowing us to receive payment for invoices earlier than the agreed due date at a discounted value. At 31 December 2021, the value of trade receivables derecognised through these arrangements was £171 million (2020: £131 million).
Included in loans and other receivables are £84 million of litigation related deposits (2020: £78 million). Management has determined that these payments represent a resource controlled by the entity, as a result of past events and from which future economic benefits are expected to flow to the entity either by being recoverable on conclusion of ongoing appeal processes or by reducing amounts potentially payable should the appeal process fail. These deposits are held at the fair value of consideration transferred less impairment, if applicable. The effect of discounting would be immaterial.
Also included in loans and other receivables are deposits that do not meet the definition of cash and cash equivalents as well as loans provided to farmers. The cash flows arising from these transactions are included in investing activities and have been reconciled to the cash flow statement in note 18.
Prepayments and accrued income include £24 million (2020: £8 million) of accrued income primarily in relation to rebates.
Amounts receivable from related parties including associated undertakings are shown in note 30.
Trade and other receivables have been reported in the balance sheet net of allowances as follows:

	2021 £m	2020 £m

Trade receivables – gross	3,035	2,804

Trade receivables – allowance	(37)	(41)

Loans and other receivables – gross	755	696

Loans and other receivables – allowance	–	–

Prepayments and accrued income	408	504

Net trade and other receivables per balance sheet	4,161	3,963
The movements in the allowance account are as follows:

	2021			2020

	Trade receivables £m	Loans and other receivables £m	Total £m	Trade receivables £m	Loans and other receivables £m	Total £m

1 January	41	–	41	27	10	37

Differences on exchange	(2)	–	(2)	(2)	–	(2)

Provided in the year	7	–	7	31	–	31

Released	(9)	–	(9)	(15)	(10)	(25)

31 December	37	–	37	41	–	41
As permitted by IFRS 9, the loss allowance on trade receivables arising from the recognition of revenue under IFRS 15 is initially measured at an amount equal to lifetime expected losses. Allowances in respect of loans and other receivables are initially recognised at an amount equal to 12-month expected credit losses. Allowances are measured at an amount equal to the lifetime expected credit losses where the credit risk on the receivables increases significantly after initial recognition.
The Group holds bank guarantees, other guarantees and credit insurance in respect of some of the past due debtor balances.
Trade and other receivables are predominantly denominated in the functional currencies of subsidiary undertakings apart from the following: U.S. dollar: 2.2% (2020: 2.6%), UK sterling: 0.1% (2020: 0.1%), Euro: 3.6% (2020: 0.4%) and other currencies: 0.9% (2020: 1.7%).
There is no material difference between the above amounts for trade and other receivables and their fair value due to the short-term duration of the majority of trade and other receivables as determined using discounted cash flow analysis. There is no concentration of credit risk with respect to trade receivables as the Group has a large number of internationally dispersed customers.